Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Jan. 01, 2011	Jan. 02, 2010	Jan. 03, 2009
Net sales	$ 724,909	$ 597,806	$ 807,492
Costs and expenses:
Cost of sales and operating expenses	531,648	440,111	614,708
Selling, general and administrative expenses	68,042	61,062	59,761
Depreciation and amortization	31,908	25,226	24,433
Acquisition costs	10,798	468	0
Goodwill impairment	0	0	15,914
Total costs and expenses	642,396	526,867	714,816
Operating income	82,513	70,939	92,676
Other income/(expense):
Interest expense	(8,737)	(3,105)	(3,018)
Other, net	(3,433)	(955)	258
Total other income/(expense)	(12,170)	(4,060)	(2,760)
Income from operations before income taxes	70,343	66,879	89,916
Income taxes	26,100	25,089	35,354
Net income	$ 44,243	$ 41,790	$ 54,562
Net income per share:
Basic (in dollars per share)	$ 0.53	$ 0.51	$ 0.67
Diluted (in dollars per share)	$ 0.53	$ 0.51	$ 0.66